Exhibit 99.2

October 28, 2021 1 3Q 2021 Financial Results

F o r w a r d Lookin g Statements 2 Certain statements contained in this presentation are not historical facts and may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward - looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate, ”assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regard the potential effects of the COVID - 19 pandemic on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward looking statements made with regard to the potential effects of the COVID - 19 pandemic on the Company’s business, financial condition, credit quality, liquidity and results of operation may differ, possibly materially, from what is included in this presentation due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to, general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in consumer behavior due to changing political business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic - related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets. Forward - looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10 - K, as updated by its Quarterly Reports on Form 10 - Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

x Credit quality and the economic environment continued to improve during the quarter. Loans of $56 million had modifications under the CARES Act as of September 30 th . x The Company recorded a reserve release of $3.1 million in Q3 compared to a $3.3 million reserve release in Q2. x The reserve for loan losses represents a coverage ratio of 151 basis points on non - PPP loans. x Core loans (excluding PPP) grew $99 million or 1.5% during the quarter. x The net interest margin increased to 3.53%. 3 x Deposits (excluding brokered) grew $53 million or 0.8% during the quarter. x Lending pipelines remain strong across all business lines. x Our Board approved a 4.2% increase in the quarterly dividend to $0.125 per share. x We completed our $10 million stock repurchase program during the quarter. x We are introducing a new affiliate, Clarendon Private, in Q4 2021. A boutique investment and wealth management firm led by Marc A. White. Solid quarterly net income of $28.8 million resulted in earnings per share of $0.37.

Summary Income Statement

$m, except per share amts	Linked Quarter (LQ) 3Q21	2Q21	Δ	%Δ	Year over Year (YoY) 3Q20	Δ	%Δ
Net interest income	$ 70.7	$ 71.1	$ (0.4)	-1%	$ 65.9	$ 4.8	7%
Noninterest income	5.6	5.9	(0.3)	-5%	4.7	0.9	19%
Security gains (losses)	-	-	-	-	0.1	(0.1)	-100%
Total Revenue	76.3	77.0	(0.7)	-1%	70.7	5.6	8%
Noninterest expense	40.9	38.0	2.9	8%	40.9	-	0%
Pretax, Preprov. Net Rev.	35.4	39.0	(3.6)	-9%	29.8	5.6	19%
Provision for credit losses	(3.1)	(3.3)	0.2	-6%	4.5	(7.6)	-169%
Pretax income	38.5	42.3	(3.8)	-9%	25.3	13.2	52%
Provision for taxes	9.7	10.7	(1.0)	-9%	6.6	3.1	47%
Net Income	$ 28.8	$ 31.6	$ (2.8)	-9%	$ 18.7	$ 10.1	54%
EPS	**$ 0.37**	**$ 0.40**	**$ (0.03)**	**-8%**	**$ 0.24**	**$ 0.13**	**54%**
Avg diluted shares (000s)	78,241	78,470	(229)	0%	79,056	(815)	-1%
Return on Assets	1.38%	1.48%	-0.10%		0.83%	0.55%	
Return on Tangible Equity	14.15%	15.92%	-1.77%		9.70%	4.45%	
Net Interest Margin	3.53%	3.52%	0.01%		3.08%	0.45%	
Efficiency Ratio	53.64%	49.30%	4.34%		57.83%	-4.19%	

- Net Income of $28.8 million or $0.37 per share.
- Net interest income declined due to lower interest and fees from PPP.
- Fee income declined $0.3 million from Q2 driven by lower foreign exchange volumes.
- Expenses increased $2.9 million on a linked quarter basis and are consistent with the prior year. Note: Q2 expenses reflected the benefit of a $2.1 million gain on sale of Other Real Estate Owned.
- Pretax, Pre-provision net revenue declined $3.1 million from prior quarter driven by lower PPP revenues and higher expenses.
- The Provision for credit losses was negative $3.1 million for the quarter as credit quality and the economic environment continued to improve.

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Ma r gi n – Y ield s an d Costs 3 Q 21 Prior Quarter L Q Δ $ m i l l i o n s Avg Bal Interest Yield Avg Bal Interest Yield Avg Bal Interest Yield Loans $ 6,986 $ 74.4 4.26% $ 7,129 $ 75.1 4.21% $ (143) $ (0.7) 0.05% Investments & earning cash 963 3.4 1.40% 990 3.4 1.37% (27) - 0.03% Interest Earning Assets $ 7 , 9 4 9 $ 77.8 3.91% $ 8 , 11 9 $ 78.5 3.87% $ ( 1 7 0) $ (0.7) 0.04% Interest bearing deposits $ 5 , 0 5 1 $ 4.6 0.36% $ 5 , 16 7 $ 5.4 0.42% $ ( 1 1 6) $ (0.8) - 0.06% Borrowings 2 7 9 2.4 3.40% 40 8 1.9 1.88% ( 1 2 9 ) 0.5 1.52% Interest Bearing Liabilities $ 5 , 3 3 0 $ 7.0 0.52% $ 5 , 57 5 $ 7.3 0.53% $ ( 2 4 5) $ (0.3) - 0.01% Net interest spread 3.39% 3.34% 0.05% Net interest income, TEB / Margin $ 70.8 3.53% $ 71.2 3.52% $ (0.4) 0.01% LESS: Tax Equivilent Basis (TEB) Adj. 0.1 0.1 - Net Interest Income $ 70.7 $ 71.1 $ (0.4) Estimated PPP Impact: 3Q21 Pr i o r Q u a r t er L Q Δ P P P L o an s $ 262 $ 5.8 8.66% $ 4 9 4 $ 7.2 5.76% $ ( 2 3 2 ) $ (1.4) 2.90% Loans, excl. PPP 6,724 68.6 4.08% 6 , 6 3 5 67.9 4.09% 8 9 0.7 - 0.01% Earning Assets, excl. PPP 7,687 72.0 3.75% 7 , 6 2 5 71.3 3.74% 6 2 0.7 0.01% Net Interest Inc., excl. PPP 7,687 65.0 3.36% 7 , 6 2 5 64.0 3.37% 6 2 1.0 - 0.01% 5 Estimated PPP Margin Impact 0.17% 0.15% 0.02% Add Back FHLB Prepayment Fees recorded in Borrowings: FHLB Prepayment Fees 7,687 0.9 0.05% Margin excluding PPP and FHLB Prepaym ent Fees 3.41% 3.37% 0.04%

Summary Balance Sheet

$m, except per share amts	Linked Quarter (LQ) 3Q21	2Q21	Δ	%Δ annual.	Year over Year (YoY) 3Q20	Δ	%Δ
Gross Loans, investment	$ 6,932	$ 7,020	$ (88)	-5%	$ 7,396	$ (464)	-6%
Allowance for loan losses	(103)	(106)	3	-11%	(120)	17	-14%
Net Loans	6,829	6,914	(85)	-5%	7,276	(447)	-6%
Securities	732	694	38	22%	784	(52)	-7%
Cash & equivalents	239	320	(81)	-101%	317	(78)	-25%
Intangibles	163	163	-	0%	164	(1)	-1%
Other assets	350	371	(21)	-23%	459	(109)	-24%
Total Assets	$ 8,313	$ 8,462	$ (149)	-7%	$ 9,000	$ (687)	-8%
Deposits	$ 6,873	$ 6,895	$ (22)	-1%	$ 6,793	$ 80	1%
Borrowings	268	363	(95)	-105%	1,005	(737)	-73%
Reserve for unfunded loans	13	13	-	0%	14	(1)	-7%
Other Liabilities	180	219	(39)	-71%	252	(72)	-29%
Total Liabilities	7,334	7,490	(156)	-8%	8,064	(730)	-9%
Stockholders' Equity	979	972	7	3%	936	43	5%
Total Liabilities & Equity	$ 8,313	$ 8,462	$ (149)	-7%	$ 9,000	$ 943	10%
TBV per share	$ 10.51	$ 10.35	$ 0.16	6%	$ 9.77	$ 0.74	8%
Actual shares outstanding (000)	77,608	78,155	(547)	-3%	79,002	(1,394)	-2%
Tang. Equity / Tang. Assets	10.01%	9.75%	0.26%		8.73%	1.28%	
Loans / Deposits	100.86%	101.81%	-0.95%		108.88%	-8.02%	
ALLL / Gross Loans	1.48%	1.52%	-0.04%		1.62%	-0.14%	
ALLL / Loans excl PPP	**1.51%**	**1.60%**	**-0.09%**		**1.76%**	**-0.25%**	

- Loans $88 million decrease in the quarter driven by $187 million in PPP loan satisfactions.
- Allowance for Loan Losses declined $3 million. Improving forecasts, modest net charge-offs and stable non-PPP loan balances.
- ALLL coverage of 1.51% (excluding PPP loans).
- Cash declined $81 million as excess liquidity is used to reduce wholesale funding.
- Deposits declined $22 million as brokered deposit funding is lowered and core deposits continue to grow.
- Borrowings declined $95 million as liquidity is used to reduce FHLB advances.

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Loa n an d D e po s i t Composition Linked Quarter (LQ) 17% Loans 56% 2% 9% CRE C&I PPP Equipment Consumer $ mill i o n s 3Q21 2Q21 Δ %Δ an. 3Q20 Δ %Δ CRE $ 3,909 $ 3,815 $ 94 10% 3,835 $ 74 2% Commercial 624 617 7 5% 703 (79) - 11% A N S PPP Loans 161 348 (187) - 215% 568 (407) - 72% LO Equipment Finance 1,085 1,074 11 4% 1,084 1 0% Consumer 1,153 1,166 (13) - 4% 1,206 (53) - 4% 16% Total Loans $ 6,932 $ 7,020 $ (88) - 5% $ 7,396 $ (464) - 6% 26% 7% 12% 35% 17% D e posits 3% ▪ Solid growth in non - maturity accounts as customers continue to shift funds from CD products. D D A NO W Sav i ng s M M kt CD s B r kd $ 6,828 Demand deposits $ 1,816 $ 1,927 $ (111) - 23% 1,550 $ 266 17% NOW 513 496 17 14% 460 53 12% IT S Savings 823 782 41 21% 717 106 15% P O S Money market 2,393 2,251 142 25% 1,878 515 27% D E CDs 1,142 1,178 (36) - 12% 1,493 (351) - 24% Brokered deposits 186 261 (75) - 115% 695 (509) - 73% Total Deposits $ 6,873 $ 6,895 $ (22) - 1% $ 6,793 $ 80 1% Year over Year (YoY) ▪ Total loans declined $88 million driven by a $187 million decline in PPP loans. The core loan portfolio grew $99 million during Q3 versus growth of $9 million in Q2. 7 ▪ Total deposits declined $22 million as liquidity was used to reduce brokered deposits $75 million.

S B A Gua r antee d PP P Loans ▪ Solid SBA - PPP loan satisfactions in the quarter resulting in accelerated recognition of net deferred fees . ▪ Anticipate the remaining $161 million in SBA - PPP loans to be largely satisfied by the end of 2021. ▪ As of September 30 , 2021 there were $ 5 . 4 million in net deferred fees to be amortized into income . As of: 9/30/2021 * Fees, net of deferred costs, amortized over the life of the loan and accelerate on loan satisfaction. $ millions Brookline Bank Bank Rhode Island B r o o k l i n e Bancorp PPP Loans Outstanding $ 65.7 $ 94.9 $ 160.6 2 Year 1.1 16.4 17.5 5 Year 64.6 78.5 143.1 # Loans (actual) 434 385 819 Avg Loan Size ($000) $151.4 $246.5 $196.1 Unamortized Fees * $ 2.5 $ 2.9 $ 5.4 2 Year - 0.1 0.1 5 Year 2.5 2.8 5.3 8

Custome r an d Communit y Suppo r t – Modifie d Loa n P a yments As of: 9/30/2021 Portfolio Current CARES Modifications $ mi l li o n s 3Q21 # Loans Modified % of Port CRE $ 3,288 7 $ 25 0.8% Commercial** 1,136 - - 0.0% Equipment Finance** 1,194 70 31 2.6% Consumer 1,153 - - 0.0% Subtotal $ 6 , 771 7 7 $ 5 6 0 . 8% S B A - PP P L o an s 16 1 T o t a l G r o s s L o an s $ 6 , 93 2 - - 0 . 0% 56 7 7 $ 0 . 8% ** Commercial Includes Owner Occupied Commercial Real Estate. ▪ $56 million in loans modified under the CARES Act. ▪ Loans previously modified are closely monitored to evaluate ongoing strength . 9

Loa n Modification s – Secto r s o f Interest EF Core - Laundry, etc. $ 682 14 $ 6 0.9% Macrolease - Fitness Equip. 167 30 22 13.2% Specialty Vehicle - Tow, etc. 345 25 3 0.9% Retail (CRE) 523 5 17 3.3% Office 646 1 5 0.8% Selected Sectors $ 2,363 75 $ 53 2.2% Other 4,569 2 3 0.1% TOTAL $ 6,932 77 $ 56 0.8% As of: 9/30/2021 Portfolio Current CARES Modifications $ m i l l i o n s 3Q21 Modified # Loans % of Sector ▪ Credit quality and the economic environment continued to improve during the quarter. 10

Capita l Strength 11 ▪ As of September 30, 2021, the Company maintained capital well above regulatory “well capitalized” requirements. ▪ On January 27, 2021, the Board of Directors approved a $10 million stock buyback program authorizing management to repurchase stock through December 31, 2021. During the third quarter, the Company repurchased 690,253 shares completing the buyback program. p r e l i m i n a r y es t i m a t e s * Regulatory BASEL III Requirements Brookline Board Policy Limits Capital in Excess of "Well Capitalized" $ millions Sep - 21 Minimum "Well C a p i t a li ze d " Policy M i n i m u m s Op e r a t i n g Targets Excess Ratio E x c e ss C ap i t a l Tier 1 Common / RWA 12.1% ≥ 4.5% ≥ 6.5% ≥ 7.5% ≥ 8.0% 5.6% $ 378.6 Tier 1 / RWA 12.3% ≥ 6.0% ≥ 8.0% ≥ 9.0% ≥ 9.5% 4.3% $ 287.5 Total Risk Based Capital 14.6% ≥ 8.0% ≥ 10.0% ≥ 11.0% ≥ 11.5% 4.6% $ 311.3 Leverage Ratio 10.1% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% 5.1% $ 414.9 * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings.

R e gula r Dividend s P e r Share The Board of Directors announced a dividend of $0.125 per share payable November 26, 2021 to stockholders of record on November 12, 2021. $ 0. 0 4 6 $0.096 $0.110 $0.210 $0.316 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $ 0. 3 4 0 $0.355 $0.360 $0.360 $0.395 $0.440 $0 . 4 6 0 $0.115 $0.120 $0.120 $0.125 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1'21 Q2'21 Q3'21 Q4'21 $0.48 12

QUESTIONS Paul A. Perrault, Chairman and Chief Executive Officer Carl M. Carlson, Co - President and Chief Financial Officer M. Robert Rose, Chief Credit Officer Thank You. 13

APPENDIX 14

No n P er f o r min g Asset s an d Ne t Cha r g e O f fs 15 3Q21 2Q21 Δ 3Q20 Δ Non Performing Assets (NPAs), in milli ons CRE $ 11.0 $ 11.7 $ (0.7) $ 10.8 $ 0.2 C&I 20.3 18.1 2.2 21.2 (0.9) Consumer 4.6 4.4 0.2 5.9 (1.3) Total Non Performing Loans (NPLs) 35.9 34.2 1.7 37.9 (2.0) Other real estate owned - - - - - Other repossessed assets 0.6 0.4 0.2 1.4 (0.8) Total NPAs $ 36.5 $ 34.6 $ 1.9 $ 39.3 $ (2.8) NPLs / Total Loans 0.52% 0.49% 0.03% 0.51% 0.01% NPAs / Total Assets 0.44% 0.41% 0.03% 0.44% 0.00% Net Charge Offs (NCOs), in millions CRE loans $ - $ - $ - $ 0.1 $ (0.1) C&I loans 1.3 0.7 0.6 4.9 (3.6) Consumer loans - (0.1) 0.1 - - Total Net Charge Offs $ 1.3 $ 0.6 $ 0.7 $ 5.0 $ (3.7) NCOs / Loans (annualized) 0.07% 0.03% 0.04% 0.27% - 0.20% Linked Quarter (LQ) Year over Year (YoY)

Major Loan Segments with Industry Breakdown

3Q21

Loans outstanding ($millions) – Excludes PPP Loans



$3,227
$1,110
$1,169
$1,166

Investment CRE	Perm	Constr	Total	% (48%)
Apartment	$ 897	$ 62	**$ 959**	29%
Retail	508	17	**525**	16%
Office	615	7	**622**	19%
Industrial	412	3	**415**	13%
Mixed Use	249	5	**254**	8%
1-4 Family	9	13	**22**	1%
Hotel	137	13	**150**	5%
Land	-	24	**24**	1%
Other	266	51	**317**	10%
Total	$ 3,093	$ 195	**$ 3,288**	100%

Commercial	Total	% (17%)
Food & Lodging	**$ 196**	17%
Manufacturing	**113**	10%
Finance and Ins	**122**	11%
Wholesale Trade	**91**	8%
Professional	**86**	8%
RE Agents / Brokers	**118**	10%
Health Care / Social	**76**	7%
Construction	**46**	4%
Retail	**74**	7%
Arts, Entert., Rec	**55**	5%
Condo	**46**	4%
Trans./Warehousing	**22**	2%
Other Services	**91**	8%
Total	**$ 1,136**	100%

Equipment Finance		Total	% (18%)
Eastern Funding Core	Laundry	**$ 474**	40%
	Grocery	**41**	3%
	Dry Cleaning	**12**	1%
	Restaurant	**13**	1%
	Car Wash	**12**	1%
	EF CRE	**102**	9%
	Other EF	**27**	2%
Specialty Vehicle	Tow Truck	**167**	14%
	Heavy Tow	**67**	6%
	FedEx	**39**	3%
	Trailer	**19**	2%
	Other Vehicle	**53**	4%
	Fitness-Macrolease	**168**	14%
	Total	**$ 1,194**	100%

Consumer	Total	% (17%)
Residential	**$ 781**	68%
Home Equity	**328**	28%
Other Consumer	**35**	3%
Purchase Mtge	**9**	1%
Total	**$ 1,153**	100%

Loans, excluding PPP	**$ 6,771**
SBA - PPP Loans	161
Total Loans Outstanding	**$ 6,932**

Owner Occupied CRE included in Commercial and Equipment Finance

BROOKLINE BANCORP

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CR E – L oa n t o V alu e ( L TV) 28% 44% 30% 33% 35% 20% 22% 32% 26% 5 4% 46% 5 6% 5 8% 5 5% 7 4% 5 6% 5 4% 38% 18% 10% 11% 8% 10% 21% 14% 22% 6 0% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% A p a r t m e n t R e t a i l O f f i c e M e d i c al H o t e l R e s t a u r a n t O t h e r Exposures by LTV Industrial 50% and lower M i x e d U s e 50 - 70 70 - 8 0 80+ Non Owner Occupied CRE and Multifamily Exposures at September 30, 2021. 33% 54% 1% 12% Overall 53% LTV 17

2 8% 50% 35% 2 1% 2 6% 29% 5 6% 3 0% 1 1% 7% 6% 8% 9% 0% 1 3% 28% 1 0% 1 4% 9% 4% 5% 0% 6% 2% 8% 1% 9% 8% 9% 4% 2 2% 1 5% 1% 2 1% 9% 8% 1 5% 8% 18% 1 8% 2 4% 1 2% 1 7% 1 0% 7% 1 3% 4% 8% 1 5% 1 1% 4 1% 5% 3% 1 9% 1 3% 10% 15% 3 0% 3% 1 9% 0% 14% 2 7% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0 % Apartment R e t a i l Office 2015 and Before Restaurant O t h e r Non Owner Occupied CRE and Multifamily Exposures at September 30, 2021. Exposures by Year of Origination Industrial Mixed Use Medical Hotel 201 6 201 7 201 8 201 9 202 0 2021 15 % CR E - V int a g e 11% 15% 10% 8% 9% 32% 18

Consume r Loan s – L T V / FICO 19 700+ 79% 650 - 699 8% 599 - 600 - 649 1% N/A 10% 50 % or less 31% 50% - 69% 38% 70% - 80% 27% 80%+ 4% 700+ 89% 50 % or less 36% 50% - 69% 29% 70% - 80% 31% 80%+ 4% R es id . 1 - 4 59% LTV 2% Resid. 1 - 4 FICO Home Equity FICO Home Equity 56% LTV 3Q21

Securitie s P o r t f o lio ▪ Highly liquid, risk averse securities portfolio. ▪ The Investment portfolio declined $16 million during the quarter. 0 . 25% 3.25% 0.99% 0 . 67% 0.25% 3.2 5% 0.08% 0.06% 0.05% 0.18% 0.25% 0.10% 0.28% 0.38% 0 . 9 7% 1.49% F e d F u nd s ( u p p e r ) P r i m e 1 M L I B O R S O F R Ameribor 2 Y T r e a s u ry 5 Y T r e a s u ry 10Y Treasury 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $ in millions Current Par Book Value Fair Value Unreal. G/L Book Yield Duration U.S. Treasuries $ 219 $ 223 $ 222 $ (2) 1.37% 7.2 Agency Debentures 224 234 233 (1) 1.69% 4.1 Corp Bonds 22 22 23 1 2.53% 1.5 Agency MBS 215 217 222 5 1.94% 2.3 Agency CMO 31 31 32 1 1.73% 1.8 Other 1 1 0 (0) 3.25% 0.3 Total $ 711 $ 729 $ 732 $ 3 1.70% 4.3 MBS 30% 20 Agency 32% CMO 5% Corp 3% UST 30% 3Q21

Ke y Economi c V ariable s - CECL Select Economic Variables from the Moody’s Baseline Forecasts 2 Q ' 2 1 C E CL - B a s e li n e 3 Q ' 2 1 C E CL - B aseline Change in Forecasts 2021 2022 2021 2022 2021 2022 GDP 19,703 20,691 19,491 20,333 (212.0) (358.0) Unemployment Rate 5.4 3.7 5.5 3.6 0.1 (0.1) F ed F u n d Rat e 0.1 0.1 0.1 0.1 - - 1 0 Tr e a s u r y 1.70 2.30 1.49 2.22 (0.21) (0.08) C R E Pr i c e I n d ex 289.2 305.8 309.4 328.8 20.2 23.0 21 ▪ The Company uses Moody’s monthly forecasts as inputs into its models for estimated credit losses under CECL. ▪ The September Baseline forecast is a bit mixed compared to the June Baseline forecast. Lower but still improving GDP, slightly higher unemployment in 2021 but improved in 2022, lower long term rates and improved Commercial Real Estate valuation outlook. ▪ Due to the near term uncertainty over the course of the COVID - 19 pandemic, the Company has maintained forecast weightings at: Weightings of Moody's Forecast for CECL Model S3 - Moderate Recession Baseline S1 - Stronger Near Term Growth 3Q 2021 60% 40% 0% 2Q 2021 60% 40% 0% 1Q 2021 60% 40% 0% 4Q 2020 60% 40% 0% 3Q 2020 30% 40% 30% 2Q 2020 30% 40% 30%